EXHIBIT 1

                             JOINT FILING AGREEMENT



          We, the signatories of the statement on Schedule 13D to which this

Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.



JWC ACQUISITION I



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President

JWC HOLDINGS I, INC.



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President

JWC EQUITY FUNDING, INC.



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President

J.W. CHILDS EQUITY PARTNERS, L.P.

By: J.W. CHILDS ADVISORS, L.P.,
     its general partner

By: J.W. CHILDS ASSOCIATES, L.P.,
     its general partner

By: J.W. CHILDS ASSOCIATES, INC.,
     its general partner



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President

J.W. CHILDS ADVISORS, L.P.,

By: J.W. CHILDS ASSOCIATES, L.P.,
     its general partner

By: J.W. CHILDS ASSOCIATES, INC.,
     its general partner



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President


J.W. CHILDS ASSOCIATES, L.P.,

By: J.W. CHILDS ASSOCIATES, INC.,
     its general partner



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President


J.W. CHILDS ASSOCIATES INC.



By: /s/ Adam L. Suttin
  Name:  Adam L. Suttin
  Title: Vice President

Dated:  December 6, 1996